UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 27, 2010
Juniata Valley Financial Corp.
(Exact name of registrant as specified in its charter)

Pennsylvania	0-13232	232235254

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Bridge and Main Streets, Mifflintown, Pennsylvania	17059

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (717) 436 - 8211
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
On October 27, 2010, Juniata Valley Financial Corp. issued a press release reporting financial results for the quarter ending September 30, 2010. The aforementioned press release is attached as Exhibit 99.1 to this current report on Form 8-K.
Item 8.01 Other Events
On October 19, 2010, the Board of Directors of Juniata Valley Financial Corp. declared a dividend of $0.21 per share to common shareholders of record November 15, 2010, payable on December 1, 2010. A copy of the press release announcing the dividend is being furnished as Exhibit 99.1 to this report on Form 8-K.
Item 9.01 Financial Statements and Exhibits

Exhibit 99.1	Press Release reporting financial results for Quarter 3, 2010.
Exhibit 99.2	Financial Statements as of September 30, 2010

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Juniata Valley Financial Corp.

Date: October 27, 2010	By:	/s/ JoAnn McMinn
		Name:	JoAnn McMinn
		Title:	SVP, Chief Financial Officer